Exhibit 4.5



                         ALABAMA POWER CAPITAL TRUST III



                              AMENDED AND RESTATED

                                 TRUST AGREEMENT


                                      among


                      ALABAMA POWER COMPANY, as Depositor,

                 THE CHASE MANHATTAN BANK, as Property Trustee,

               CHASE MANHATTAN BANK DELAWARE, as Delaware Trustee,


                                       and


                   WILLIAM E. ZALES, JR. and J. RANDY DERIEUX,
                           as Administrative Trustees



                          Dated as of February 1, 1999

                 ALABAMA POWER CAPITAL TRUST III

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture Act Section                                          Trust Agreement Section

Section 310(a)(1)...................................................................8.07
         (a)(2).....................................................................8.07
         (a)(3).....................................................................8.09
         (a)(4)...........................................................Not Applicable
         (b)........................................................................8.08
Section 311(a)......................................................................8.13
         (b)........................................................................8.13
Section 312(a)......................................................................5.07
         (b)........................................................................5.07
         (c)........................................................................5.07
Section 313(a)...................................................................8.14(a)
         (a)(4)..................................................................8.14(b)
         (b).....................................................................8.14(b)
         (c).....................................................................8.14(a)
         (d)............................................................8.14(a), 8.14(b)
Section 314(a)......................................................................8.15
         (b)..............................................................Not Applicable
         (c)(1)...............................................................8.15, 8.16
         (c)(2).....................................................................8.16
         (c)(3).....................................................................8.16
         (d)..............................................................Not Applicable
         (e)........................................................................8.16
Section 315(a)......................................................................8.01
         (b)...............................................................8.02, 8.14(b)
         (c).....................................................................8.01(a)
         (d)..................................................................8.01, 8.03
         (e)..............................................................Not Applicable
Section 316(a)............................................................Not Applicable
         (a)(1)(A)..................................................................8.19
         (a)(1)(B)..................................................................8.19
         (a)(2)...........................................................Not Applicable
         (b)..............................................................Not Applicable
         (c)..............................................................Not Applicable
Section 317(a)(1).........................................................Not Applicable
         (a)(2)...........................................................Not Applicable
         (b)........................................................................5.09
Section 318(a).....................................................................11.10
--------------------

Note:  This  Cross-Reference  Table  does not  constitute  part of the Trust  Agreement  and shall not  affect  the interpretation of any of its terms and provisions.


                    TABLE OF CONTENTS

                                                                                                      Page



   Article I   Defined Terms.............................................................................1

         Section 1.01      Definitions...................................................................1

   Article II   Establishment of the Trust..............................................................17

         Section 2.01      Name.........................................................................17
         Section 2.02      Offices of the Trustees; Principal Place of Business.........................17
         Section 2.03      Initial Contribution of Trust Property; Organizational Expenses..............18
         Section 2.04      Issuance of the Preferred Securities.........................................18
         Section 2.05      Subscription and Purchase of Junior Subordinated Notes;
                           Issuance of the Common Securities............................................18
         Section 2.06      Declaration of Trust.........................................................18
         Section 2.07      Authorization to Enter into Certain Transactions.............................19
         Section 2.08      Assets of Trust..............................................................24
         Section 2.09      Title to Trust Property......................................................24
         Section 2.10      Mergers and Consolidations of the Trust......................................24

   Article III   Payment Account........................................................................25

         Section 3.01      Payment Account..............................................................25

   Article IV   Distributions; Redemption...............................................................25

         Section 4.01      Distributions................................................................25
         Section 4.02      Distribution Rate............................................................27
         Section 4.03      Distribution Periods.........................................................28
         Section 4.04      Redemption...................................................................30
         Section 4.05      Subordination of Common Securities and Distributions.........................32
         Section 4.06      Payment Procedures...........................................................32
         Section 4.07      Tax Returns and Reports......................................................33

   Article V   Trust Securities Certificates............................................................33

         Section 5.01      Initial Ownership............................................................33
         Section 5.02      The Trust Securities Certificates............................................33
         Section 5.03      Authentication of Trust Securities Certificates..............................33
         Section 5.04      Registration of Transfer and Exchange of Preferred
                           Securities Certificates......................................................34
         Section 5.05      Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates...........34
         Section 5.06      Persons Deemed Securityholders...............................................35
         Section 5.07      Access to List of Securityholders' Names and Addresses.......................35
         Section 5.08      Maintenance of Office or Agency..............................................36
         Section 5.09      Appointment of Paying Agent..................................................36
         Section 5.10      Ownership of Common Securities by Depositor..................................36


         Section 5.11      Book-Entry Preferred Securities Certificates; Common
                           Securities Certificate.......................................................37
         Section 5.12      Notices to Clearing Agency...................................................37
         Section 5.13      Definitive Preferred Securities Certificates.................................38
         Section 5.14      Rights of Securityholders....................................................38

   Article VI   Acts of Securityholders; Meetings; Voting...............................................39

         Section 6.01      Limitations on Voting Rights.................................................39
         Section 6.02      Notice of Meetings...........................................................40
         Section 6.03      Meetings of Preferred Securityholders........................................41
         Section 6.04      Voting Rights................................................................41
         Section 6.05      Proxies, etc.................................................................41
         Section 6.06      Securityholder Action by Written Consent.....................................41
         Section 6.07      Record Date for Voting and Other Purposes....................................42
         Section 6.08      Acts of Securityholders......................................................42
         Section 6.09      Inspection of Records........................................................43

   Article VII   Representations and Warranties of the Trustees.........................................43

         Section 7.01      Representations and Warranties of the Trustees...............................43

   Article VIII   The Trustees..........................................................................44

         Section 8.01      Certain Duties and Responsibilities..........................................44
         Section 8.02      Notice of Defaults...........................................................45
         Section 8.03      Certain Rights of Property Trustee...........................................45
         Section 8.04      Not Responsible for Recitals or Issuance of Securities.......................46
         Section 8.05      May Hold Securities..........................................................46
         Section 8.06      Compensation; Fees; Indemnity................................................46
         Section 8.07      Trustees Required; Eligibility...............................................47
         Section 8.08      Conflicting Interests........................................................47
         Section 8.09      Co-Trustees and Separate Trustee.............................................48
         Section 8.10      Resignation and Removal; Appointment of Successor............................49
         Section 8.11      Acceptance of Appointment by Successor.......................................51
         Section 8.12      Merger, Conversion, Consolidation or Succession to Business..................51
         Section 8.13      Preferential Collection of Claims Against Depositor or Trust.................51
         Section 8.14      Reports by Property Trustee..................................................52
         Section 8.15      Reports to the Property Trustee..............................................52
         Section 8.16      Evidence of Compliance with Conditions Precedent.............................52
         Section 8.17      Number of Trustees...........................................................53
         Section 8.18      Delegation of Power..........................................................53
         Section 8.19      Enforcement of Rights of Property Trustee by Securityholders.................53
         Section 8.20      Delaware Trustee.............................................................54

   Article IX   Termination and Liquidation.............................................................55



         Section 9.01      Termination Upon Expiration Date.............................................55
         Section 9.02      Early Termination............................................................55
         Section 9.03      Termination..................................................................55
         Section 9.04      Liquidation..................................................................55
         Section 9.05      Bankruptcy...................................................................56

   Article X   The Auction..............................................................................57

         Section 10.01     Applicable Rate..............................................................57
         Section 10.02     Auction Agent................................................................57
         Section 10.03     Broker-Dealers...............................................................58
         Section 10.04     Purchaser's Letter...........................................................58
         Section 10.05     Auction Date.................................................................60
         Section 10.06     Orders.......................................................................60
         Section 10.07     Existing Holders.............................................................60
         Section 10.08     Potential Holders............................................................62
         Section 10.09     Extension Period.............................................................63
         Section 10.10     Determination of Distribution Rate in an Auction.............................63
         Section 10.11     Acceptance and Rejection of Orders and Allocation of Preferred Securities....65
         Section 10.12     Notification of Results......................................................67

   Article XI   Miscellaneous Provisions................................................................68

         Section 11.01     Guarantee by the Depositor...................................................68
         Section 11.02     Limitation of Rights of Securityholders......................................68
         Section 11.03     Amendment....................................................................68
         Section 11.04     Separability.................................................................69
         Section 11.05     GOVERNING LAW................................................................70
         Section 11.06     Successors...................................................................70
         Section 11.07     Headings.....................................................................70
         Section 11.08     Notice and Demand............................................................70
         Section 11.09     Agreement Not to Petition....................................................71
         Section 11.10     Conflict with Trust Indenture Act............................................71


Exhibit A..............................................................................................A-1
Exhibit B..............................................................................................B-1
Exhibit C..............................................................................................C-1
Exhibit D..............................................................................................D-1
Exhibit E..............................................................................................E-1


                      AMENDED AND RESTATED TRUST AGREEMENT


                  THIS AMENDED AND RESTATED TRUST AGREEMENT is made as of February 1, 1999, by and among (i) Alabama Power Company, an Alabama corporation (the "Depositor" or the "Company"), (ii) The Chase Manhattan Bank, a banking corporation duly organized and existing under the laws of New York, as trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Trustee, the "Bank"), (iii) Chase Manhattan Bank Delaware, a banking corporation duly organized under the laws of Delaware, as Delaware trustee (the "Delaware Trustee" and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "Delaware Bank"), (iv) William E. Zales, Jr., an individual, and J. Randy DeRieux, an individual, as administrative trustees (each an "Administrative Trustee" and together the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees") and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH:

                  WHEREAS, the Depositor and the Delaware Trustee have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into that certain Trust Agreement, dated as of November 27, 1996 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, dated November 27, 1996; and

                  WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the addition of the Bank, William E. Zales, Jr. and J. Randy DeRieux as trustees of the Trust, (ii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Notes, (iii) the issuance of the Common Securities by the Trust to the Depositor, and (iv) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement.

                  NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                  Article I ...

                                  Defined Terms

Section 1.01 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

     (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Act" has the meaning specified in Section 6.08.

                  "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, an amount equal to the Additional Interest (as defined in clause (ii) of the definition of "Additional Interest" in the Second Supplemental Indenture) paid by the Depositor on a Like Amount of Junior Subordinated Notes for such period.

                  "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in their capacities as Administrative Trustees of the Trust formed and continued hereunder and not in their individual capacities, or such trustee's successor(s) in interest in such capacity, or any successor "Administrative Trustee" appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Applicable   Percentage"  has the  meaning specified in the
                    definition of "Maximum Applicable Rate."

                  "Applicable Rate" means the Distribution Rate determined pursuant to the auction procedures set forth in Article X.

                  "Auction" means the procedure by which the Applicable Rate shall be determined in accordance with the Auction Procedures.

                  "Auction Agent" means The Chase Manhattan Bank, its successors or assigns, or such other bank or trust company appointed to such capacity by the Administrative Trustees.

                  "Auction Agent Agreement" means the agreement among the Company, the Trust and The Chase Manhattan Bank, as auction agent, dated as of February 1, 1999.

                  "Auction Date" means the date an Auction is held at the end of each Distribution Period to determine the Applicable Rate for the subsequent Distribution Period, as provided in Section 10.05.

                  "Auction Procedures" means the procedures by which the Auction Agent will conduct Auctions, as set forth in Article X.

               "Available  Preferred  Securities"  has the meaning  specified in
                Section 10.10(a).

               "Bank" has the meaning  specified  in the  preamble to this Trust
                Agreement.

                  "Bankruptcy Event" means, with respect to any Person:

                           (i) the entry of a decree or order by a court having
                  jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under federal bankruptcy law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (ii) the institution by such Person of proceedings to
                  be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by such Person in furtherance of any such action.

                  "Bankruptcy Laws" has the meaning specified in Section 11.09.

                  "Bid" means (i) with respect to a Potential Holder, an Order indicating the number of Preferred Securities that such Potential Holder offers to purchase if the Applicable Rate for the Preferred Securities for the next Distribution Period is not less than the rate per annum specified in such Bid and (ii) with respect to an Existing Holder, an Order indicating the number of Preferred Securities that such Existing Holder desires to continue to hold; provided that the Applicable Rate for the next Distribution Period is not less than the rate per annum specified in such Bid.

               "Bidder" means an Existing  Holder or a Potential  Holder placing an Order.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustees.

                  "Book-Entry Preferred Securities Certificates" means certificates representing Preferred Securities issued in global, fully registered form to the Clearing Agency as described in Section 5.11.

                  "Broker-Dealer" has the meaning specified in Section 10.03.

                  "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office or the Indenture Trustee's principal corporate trust office is closed for business or (iv) a day on which the New York Stock Exchange is closed.

                  "Calendar Period" with respect to any date means a period of fourteen consecutive calendar days ending ten calendar days prior to such date.

                  "Certificate Depository Agreement" means the agreement among the Trust, the Property Trustee and The Depository Trust Company, as the initial Clearing Agency, dated as of February 24, 1999, relating to the Preferred Securities Certificates.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commercial Paper Rate," on any date, means in the case of any Short-Term Distribution Period of (a) fewer than 45 days, the interest equivalent of the 30-day rate, (b) 45 days or more but fewer than 70 days, the interest equivalent of the 60-day rate, (c) 70 days or more but fewer than 85 days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (d) 85 days or more but fewer than 120 days, the interest equivalent of the 90-day rate, (e) 120 days or more but fewer than 148 days, the arithmetic average of the interest equivalent of the 90-day and 180-day rates, or (f) 148 days or more but fewer than 184 days, the interest equivalent of the 180-day rate, in each case, on commercial paper placed on behalf of issuers whose corporate bonds are rated AA by S&P or Aa by Moody's, or the equivalent of such rating by another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date. In the event that the Federal Reserve Bank of New York does not make available the needed rate or rates, then such rate will be the arithmetic average of the interest equivalent of the rate or average of rates, in each case, on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Goldman, Sachs & Co. or, in lieu thereof, their respective affiliates or successors that are engaged in buying or selling commercial paper ("Commercial Paper Dealers"), to the Auction Agent as of the close of business on the Business Day immediately preceding such date. In the event that the Federal Reserve Bank of New York does not make available a required rate and if any Commercial Paper Dealer does not quote a rate required to determine the Commercial Paper Rate, the Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Administrative Trustees to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Administrative Trustees do not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, "interest equivalent" means the equivalent yield on a 360-day basis of a discount basis security to an interest bearing security. "Substitute Commercial Paper Dealers" will mean any substitute recognized dealers in commercial paper selected by the Administrative Trustees.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $50,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.
                  "Common Securities Certificate" means a certificate evidencing ownership of a Common Security or Securities, substantially in the form attached as Exhibit C.

                  "Company" means Alabama Power Company.

                  "Corporate Trust Office" means the office of the Property Trustee at which its corporate trust business shall be principally administered.

                  "Default Rate" is the higher of: (i) the product of the Commercial Paper Rate applicable to a 28-day Short-Term Distribution Period, determined as of the date of the related Event of Default that gives rise to the application of such Default Rate, multiplied by the Applicable Percentage (as in effect on such date) that would be applicable if the Preferred Securities had a Prevailing Rating of below "baa3"/BBB-; or (ii) the Distribution Rate in effect for the Distribution Period in respect of which such Event of Default occurred.

                  "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (i) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

               "Delaware Bank" has the meaning specified in the preamble to this Trust Agreement.

               "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the commercial bank or trust company or any other Person identified as the "Delaware Trustee" and has the meaning specified in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

                  "Depositor" means Alabama Power Company, in its capacity as "Depositor" under this Trust Agreement.

                  "Distribution Payment Date" means each day on which Distributions are payable determined based on the length of the applicable Distribution Period.

               "Distribution Period" means the period for which Distributions are payable.

                  "Distribution Rate" means the rate at which Distributions will accrue in respect of any Distribution Period, as determined pursuant to the terms of this Trust Agreement whether by the Auction Procedures or otherwise.

               "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

                  "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i)  the occurrence of an Indenture Event of Default; or

                           (ii) default by the Trust in the payment of any
                  Distribution when it becomes due and payable, and continuation of such default for a period of 30 days or, if the Distribution Period in which such default occurs is less than 32 days, the continuation of such default for a period that is two days less than the length of such Distribution Period; or

                           (iii) default by the Trust in the payment of any
                  Redemption Price of any Trust Security when it becomes due and payable; or

                           (iv) default in the performance, or breach, of any
                  covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in whose performance or breach is dealt with in clause (ii) or (iii) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Trustees by the Holders of at least 10% in Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (v) the occurrence of a Bankruptcy Event with respect
to the Trust.

                  "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Company and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Existing Holder" means a person who has signed and delivered a Purchaser's Letter (if required to do so by its Broker-Dealer) and is listed as the beneficial owner of the Preferred Securities in the records of the Auction Agent or such beneficial owner's Broker-Dealer, who may act as the agent of the Auction Agent for the limited purpose of maintaining such information.

               "Extension Period" has the meaning specified in Section 4.01(d).

               "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

               "Final Distribution  Period" has the meaning specified in Section
                    4.03(b).

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Company and The Chase Manhattan Bank, as Guarantee Trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                  "Hold Order" has the meaning specified in Section 10.07(a).

               "Indenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

               "Indenture Redemption Date" means "Redemption Date," as defined in the Subordinated Indenture.

               "Indenture Trustee" means the trustee under the Subordinated Indenture.

               "Issue  Date"  means  the  date  of the  delivery  of  the  Trust
                    Securities.

                  "Junior Subordinated Notes" means the $51,550,000 aggregate principal amount of the Depositor's Series C Junior Subordinated Notes due February 28, 2029, issued pursuant to the Subordinated Indenture.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Like Amount" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Junior Subordinated Notes to be contemporaneously redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) Junior Subordinated Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Notes are distributed.

               "Liquidation Amount" means the stated amount of $50,000 per Trust Security.

                  "Liquidation Date" means the date on which Junior Subordinated Notes are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04.

               "Liquidation  Distribution"  has the meaning specified in Section
                    9.05.

               "Long-Term  Distribution  Period" means a Distribution  Period of
                    365 days or longer.

                  "Maximum Applicable Rate" on any date means (i) with respect to an Auction relating to a Short-Term Distribution Period of less than 184 days, the percentage of the Commercial Paper Rate and (ii) with respect to an Auction relating to a Short-Term Distribution Period of 184 days or more or a Long-Term Distribution Period, the percentage of the Treasury Index Rate, in each case as of the close of business on the Business Day next preceding such date, determined as set forth below based on the Prevailing Rating in effect at the close of business on such Business Day (such percentage, the "Applicable Percentage"):

               Prevailing Rating* Applicable Percentage

               "aa3"/AA-or above                      150%
               "A3"/A-                                200%
               "baa3"/BBB-                            250%
               Below "baa3"/BBB-                      300%

* If two ratings do not fall in the same category set forth in this table, the Applicable Percentage will be determined on the basis of the lower rating. For example, a rating of "a3"/BBB+ would result in an Applicable Percentage of 250%.

                  "Minimum Applicable Rate" with respect to any date means (i) with respect to an Auction relating to a Long-Term Distribution Period or a Short-Term Distribution Period of 184 days or more, 58% of the Treasury Index Rate at the close of business on the Business Day next preceding the related Auction Date and (ii) with respect to an Auction relating to a Short-Term Distribution Period of less than 184 days, 58% of the Commercial Paper Rate at the close of business on the Business Day next preceding the related Auction Date.

               "Moody's" means Moody's Investors Service,  Inc. or any successor thereto.

                  "Non-Auction Rate" means a rate equal to either (i) the Maximum Applicable Rate as in effect on the date of any failure to hold an Auction (except during an Extension Period or during the continuance of an Event of Default) or (ii) if an Auction is not held on two consecutive Auction Dates and the Non-Auction Rate is applicable, the Non-Auction Rate will be the Special Maximum Applicable Rate on the Business Day immediately preceding the first day of the next Distribution Period.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
8.16 shall be the principal executive, financial or accounting officer of the Depositor. An Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as is necessary, in such officer's opinion, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Trustees or the Depositor, but not an employee of the Trust or the Trustees, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to federal income tax matters may rely on published rulings of the Internal Revenue Service.

                  "Order" means the communication to a Broker-Dealer by an Existing Holder or a Potential Holder of the information necessary for the Auction Agent to conduct an Auction pursuant to the Auction Procedures.

               "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                  "Outstanding", when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore authenticated and delivered under this Trust Agreement, except:

               (i)  Preferred    Securities    theretofore   canceled   by   the
                    Administrative Trustees or delivered to the Administrative Trustees for cancellation;

               (ii) Preferred  Securities for whose payment or redemption  money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

               (iii)Preferred  Securities  in  exchange  for or in lieu of which other Preferred Securities have been authenticated and delivered pursuant to this Trust Agreement;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, the Holder of the Common Securities, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, the Holder of the Common Securities, one or more Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

                  "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Property Trustee.

                  "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Notes will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.01.

                  "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  "Potential Holder" means each prospective purchaser of a Preferred Security who shall have executed and delivered a Purchaser's Letter (if required by its Broker-Dealer) or who shall have submitted a Bid.

                  "Preferred Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $50,000 and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Preferred Securities Certificate" means a certificate evidencing ownership of a Preferred Security or Securities, substantially in the form attached as Exhibit E.

                  "Prevailing Rating" of the Preferred Securities means:

                           (i) "aa3"/AA- or above if the Preferred Securities
                  have a rating of "aa3" or better by Moody's and AA- or better by S&P;

                           (ii) if not "aa3"/AA- or above, then "a3"/A- if the
                  Preferred Securities have a rating of "a3" or better by Moody's and A- or better by S&P;

                           (iii) if not "aa3"/AA- or above or "a3"/A-, then
                  "baa3"/BBB- if the Preferred Securities have a rating of "baa3" or better by Moody's and BBB- or better by S&P; and

                           (iv) if not "aa3"/AA- or above, "a3"/A- or
"baa3"/BBB-, then below "baa3"/BBB.

                  "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor "Property Trustee" as herein provided.

               "Purchaser's Letter" shall have the meaning  specified in Section
                    10.04.

                  "Record Date" means, with respect to any Distribution Payment Date, the opening of business on the Business Day immediately preceding such Distribution Payment Date.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Indenture Redemption Date shall be a Redemption Date for a Like Amount of Trust Securities.

                  "Redemption Price" means, with respect to any date fixed for redemption of any Trust Security, the Liquidation Amount of such Trust Security, plus accrued and unpaid Distributions to such date, except to the extent otherwise provided with respect to redemptions during a Long-Term Distribution Period.

               "Relevant  Trustee"  shall have the meaning  specified in Section
                    8.10.

               "S&P"means  Standard  & Poor's  Ratings  Group  or any  successor thereto.

               "Securities Register" and "Securities Registrar" are described in
                    Section 5.04.

                  "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Sell Order" has the meaning specified in Section 10.07(a).

                  "Short-Term Distribution Period" means a Distribution Period of from seven to 364 days and always evenly divisible by seven.

               "Special Maximum  Applicable  Rate" has the meaning  specified in
                    Section 10.10(e).

                  "Special Securities" means securities that can, at the option of the holder, be surrendered at face value in payment of any federal estate tax or that provide tax benefits to the holder and are priced to reflect such tax benefits or that were originally issued at a deep or substantial discount.

               "Submission Deadline" has the meaning specified in Section 10.06.

               "Submitted Bid" has the meaning specified in Section 10.10(a).

               "Submitted  Hold Order"  has the  meaning  specified  in Section
                    10.10(a).

               "Submitted Order" has the meaning specified in Section 10.10(a).

               "Submitted  Sell  Order"  has the  meaning  specified  in Section
                    10.10(a).

                  "Subordinated Indenture" means the Subordinated Note Indenture, dated as of January 1, 1997, between the Depositor and the Indenture Trustee, as supplemented by the First Supplemental Indenture by and between the Depositor and the Indenture Trustee dated as of January 1, 1997 and the Supplemental Indenture.

               "Sufficient  Clearing  Bids"  shall have the meaning set forth in
                    Section 10.10(b).

                  "Supplemental Indenture" means the Second Supplemental Indenture, dated as of February 25, 1999, by and between the Depositor and the Indenture Trustee.

                  "Ten-Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years).

                  "Ten-Year Constant Maturity Rate," on any date, means the arithmetic average of the two most recent weekly per annum Ten-Year Average Yields (or the one weekly per annum Ten-Year Average Yield, if only one such yield is published during the Calendar Period with respect to such date), as published weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten-Year Average Yield during such Calendar Period, then the Ten-Year Constant Maturity Rate with respect to such date shall be the arithmetic average of the two most recent weekly per annum Ten-Year Average Yields (or the one weekly per annum Ten-Year Average Yield, if only one such yield is published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Administrative Trustees. In the event that a per annum Ten-Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten-Year Constant Maturity Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than 12 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Administrative Trustees. In the event that the Administrative Trustees determine in good faith that for any reason the Auction Agent cannot determine the Ten-Year Constant Maturity Rate with respect to such date as provided above in this paragraph, then the Ten-Year Constant Maturity Rate with respect to such date will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar

Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as quoted daily for each Business Day in New York City (or less frequently if daily quotations are not generally available) to the Auction Agent by U.S. Government Securities Dealers. The Ten-Year Constant Maturity Rate will be rounded to the nearest one one-hundredth of a percentage point.

                  "Thirty-Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 30 years).

                  "Thirty-Year Constant Maturity Rate" shall mean, on any date, the arithmetic average of the two most recent weekly per annum Thirty-Year Average Yields (or the one weekly per annum Thirty-Year Average Yield, if only one such yield shall be published during the relevant Calendar Period), as published or reported weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty-Year Average Yield during such Calendar Period, then the Thirty-Year Constant Maturity Rate with respect to such date shall be the arithmetic average of the two most recent weekly per annum Thirty-Year Average Yields (or the one weekly per annum Thirty-Year Average Yield, if only one such yield shall be published weekly during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Administrative Trustees. In the event that a per annum Thirty-Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty-Year Constant Maturity Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 28 nor more than 30 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Administrative Trustees. In the event that the Administrative Trustees determine in good faith that for any reason the Auction Agent cannot determine the Thirty-Year Constant Maturity Rate with respect to such date as provided above in this paragraph, then the Thirty-Year Constant Maturity Rate with respect to such date will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 28 nor more than 30 years from the date of each such quotation, as quoted daily for each Business Day in New York City (or less frequently if daily quotations shall not be generally available) to the Auction Agent by U.S. Government Securities Dealers. The Thirty-Year Constant Maturity Rate will be rounded to the nearest one one-hundredth of a percentage point.

                  "Treasury Bill Rate," on any date, means the interest equivalent of the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the Calendar Period with respect to such date) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for each date will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during such Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Administrative Trustees. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during such Calendar Period) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Administrative Trustees. In the event that the Administrative Trustees determine in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such date will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each Business Day in New York City (or less frequently if daily quotations are not generally available) to the Auction Agent by U.S. Government Securities Dealers. In the event that the Administrative Trustees determine in good faith that for any reason the Auction Agent cannot determine the Treasury Bill Rate for any date as provided above in this paragraph, the Treasury Bill Rate for such date will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each Business Day in New York City (or less frequently if daily quotations shall not be generally available) to the Auction Agent by U.S. Government Securities Dealers. For purposes of this definition, "interest equivalent" means the equivalent yield on a 360-day basis of a discount basis security to an interest bearing security. The Treasury Bill Rate will be rounded to the nearest one one-hundredth of a percentage point.

                  "Treasury Index Rate," on any date, means the interest equivalent of the rate for direct obligations of the United States having a maturity that is equal to, or, if not equal to, next shorter than, the length of the applicable Distribution Period, as published weekly by the Federal Reserve Board in "Federal Reserve Statistical Release H.15(519)--Selected Interest Rates" or any successor publication, within five Business Days preceding such date. If such statistical release is not published or is otherwise not available or does not contain such information, the Treasury Index Rate will be the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Business Day immediately preceding such date, of U.S. Government Securities Dealers furnished to the Auction Agent for the issue of direct obligations of the United States, in an aggregate principal amount of at least $1 million with a remaining maturity equal to, or next shorter than, the length of such Distribution Period, as the case may be. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Index Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers (if any) and any substitute U.S. Government Securities Dealer or Dealers (each a "Substitute U.S. Government Securities Dealer") selected by the Administrative Trustees to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Administrative Trustees do not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers; provided that, in the event that the Administrative Trustees are unable to cause such quotations to be furnished to the Auction Agent by such sources, the Administrative Trustees may cause the Treasury Index Rate to be furnished to the Auction Agent by such alternative source or sources as the Administrative Trustees in good faith deem to be reliable. For purposes of this definition, "interest equivalent" means the equivalent yield on a 360-day basis of a discount basis security to an interest bearing security.

                  "Trust" means the Delaware business trust continued hereby and identified on the cover page to this Trust Agreement.

                  "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Trust Agreement and any modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

                  "Trustees" means the Persons identified as "Trustees" in the preamble to this Trust Agreement solely in their capacities as Trustees of the Trust formed and continued hereunder and not in their individual capacities, or their successor in interest in such capacity, or any successor trustee appointed as herein provided.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                 "Trust Property" means (i) the Junior Subordinated Notes, (ii) any cash on deposit in, or owing to, the Payment Account, and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Trust Agreement.

               "Trust  Securities  Certificate"  means  any  one of the Common
                    Securities   Certificates   or  the   Preferred   Securities
                    Certificates.

               "Trust Security"  means any one of the Common  Securities or the
                    Preferred Securities.

                  "Underwriting Agreement" means the Underwriting Agreement, dated as of February 18, 1999, among the Trust, the Depositor and the underwriters named therein.

               "U.S.Government   Securities   Dealers"   means  at  least  three
                    recognized dealers in direct obligations of the United States, selected by the Administrative Trustees.

                  "Winning Bid Rate" has the meaning specified in Section 10. 10(c).

                                  Article II ..

                           Establishment of the Trust

Section 2.01 .....Name. The Trust continued hereby shall be known as "Alabama
Power Capital Trust III", in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Administrative Trustees may change the name of the Trust from time to time following written notice to the Holders.

Section 2.02 .....Offices of the Trustees; Principal Place of Business. The
address of the Property Trustee is The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, or at such other address as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Delaware Trustee is 1201 Market Street, Wilmington, Delaware, 19801, or at such other address in Delaware as the Delaware Trustee may designate by notice to the Depositor. The address of the Administrative Trustees is c/o Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, Attention: Treasurer. The principal place of business of the Trust is c/o Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291. The Depositor may change the principal place of business of the Trust at any time by giving notice thereof to the Trustees.

Section 2.03 .....Initial Contribution of Trust Property; Organizational
Expenses. The Delaware Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of the Trustees, promptly reimburse the Trustees for any such expenses paid by the Trustees. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

Section 2.04 .....Issuance of the Preferred Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the underwriters named in the Underwriting Agreement Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 1,000 Preferred Securities having an aggregate Liquidation Amount of $50,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $50,000,000, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

Section 2.05 .....Subscription and Purchase of Junior Subordinated Notes;
Issuance of the Common Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 31 Common Securities having an aggregate Liquidation Amount of $1,550,000 against payment by the Depositor of such amount. Contemporaneously therewith, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Junior Subordinated Notes, registered in the name of the Property Trustee, on behalf of the Trust and the Holders, and having an aggregate principal amount equal to $51,550,000, and, in satisfaction of the purchase price for such Junior Subordinated Notes, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $51,550,000.

Section 2.06 .....Declaration of Trust. The exclusive purposes and functions of the Trust are (i) to issue and sell the Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Notes, and (ii) to engage in those activities necessary, incidental, appropriate or convenient thereto. The Depositor hereby appoints each of the Bank, the Delaware Bank, William E. Zales, Jr. and J. Randy DeRieux as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees for the sole and limited purpose of fulfilling the requirements of the Delaware Business Trust Act.

Section 2.07 .....Authorization to Enter into Certain Transactions. The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (c) of this Section, and in accordance with the following paragraphs (a) and (b), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

(a) As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

(i) to acquire the Junior Subordinated Notes with the proceeds of the sale of the Trust Securities; provided, however, the Administrative Trustees shall cause legal title to all of the Junior Subordinated Notes to be vested in, and the Junior Subordinated Notes to be held of record in the name of, the Property Trustee for the benefit of the Trust and Holders of the Trust Securities;

(ii) to give the Depositor and the Property Trustee prompt written notice of the occurrence of any Special Event (as defined in the Supplemental Indenture) and to take any ministerial actions in connection therewith; provided, that the Administrative Trustees shall consult with the Depositor and the Property Trustee before taking or refraining to take any ministerial action in relation to a Special Event;

(iii) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of ss. 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Trust Securities as to such actions and applicable record dates;

(iv) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.07(B)(v), the Property Trustee has the power to bring such Legal Action;

(v) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

(vi) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

(vii) to give the certificate to the Property Trustee required by ss. 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrative Trustee;

(viii) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of this Trust Agreement and the Auction Agent Agreement;

(ix) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust has been created;

(x) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust;

(xi)     to issue and sell the Trust Securities;

(xii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Auction Agent Agreement, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the consummation hereof;

(xiii) to assist in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

(xiv) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges, if necessary and, as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

(xv) to send notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Notes in accordance with this Trust Agreement and the Auction Agent Agreement;

(xvi) to appoint a Paying Agent (subject to Section 5.09), authenticating agent, Auction Agent and Securities Registrar in accordance with this Trust Agreement;

(xvii) to register transfers of the Trust Securities in accordance with this Trust Agreement;

(xviii) to assist in, to the extent provided in this Trust Agreement, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

(xix) to take any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

(b) As among the Trustees, the Property Trustee shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

(i) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Trust Securities to the extent the Junior Subordinated Notes are redeemed or mature;

(ii) upon notice of distribution issued by the Administrative Trustees in accordance with the terms of this Trust Agreement, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to terms of this Trust Agreement of Junior Subordinated Notes to Holders of Trust Securities;

(iii) subject to the terms hereof, exercise all of the rights, powers and privileges of a holder of the Junior Subordinated Notes under the Subordinated Indenture and, if an Event of Default occurs and is continuing, shall enforce for the benefit of, and subject to the rights of, the Holders of the Trust Securities, its rights as holder of the Junior Subordinated Notes under the Subordinated Indenture;

(iv) take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement;

(v) take any Legal Action specifically required of the Property Trustee pursuant to the terms of this Trust Agreement which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Trust Agreement, the Delaware Business Trust Act or the Trust Indenture Act;

(vi)     the establishment and maintenance of the Payment Account;

(vii) the receipt of and holding of legal title to the Junior Subordinated Notes as described herein;

(viii) the collection of interest, principal and any other payments made in respect of the Junior Subordinated Notes in the Payment Account;

(ix) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

(x) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Notes to the Securityholders in accordance with this Trust Agreement;

(xi) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

(xii) as provided in this Trust Agreement, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of Delaware; and

(xiii) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

(c) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) issue any securities other than the Trust Securities, or (vii) have any power to, or agree to any action by the Depositor that would, vary the investment (within the meaning of Treasury Regulation Section 301.7701-4(c)) of the Trust or of the Securityholders. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

(d) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

(i) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 under the Securities Act of 1933, as amended, in relation to the Preferred Securities, including any amendments thereto;

(ii) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

(iii) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ National Market for listing upon notice of issuance of any Preferred Securities;

(iv) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

(v) to negotiate the terms of the Underwriting Agreement providing for the sale of the Preferred Securities and to execute, deliver and perform the Underwriting Agreement on behalf of the Trust;

(vi) to negotiate the terms of the Auction Agent Agreement providing for the retention of the Auction Agent and the establishment of certain procedures relating to Auctions; and

(vii) any other actions necessary, incidental, appropriate or convenient to carry out any of the foregoing activities.

(e) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or taxed as other than a grantor trust for United States federal income tax purposes and so that the Junior Subordinated Notes will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

Section 2.08 .....Assets of Trust.  The assets of the Trust shall consist of the Trust Property.


Section 2.09 .....Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders and the Trust in accordance with this Trust Agreement. The right, title and interest of the Property Trustee to the Junior Subordinated Notes shall vest automatically in each Person who may thereafter be appointed as Property Trustee in accordance with the terms hereof. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 2.10 .....Mergers and Consolidations of the Trust. The Trust may not
consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described below or otherwise provided in this Trust Agreement. The Trust may at the request of the Company, with the consent of the Administrative Trustees and without the consent of the Holders of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided, that (i) such successor entity either (x) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (y) substitutes for the Preferred Securities other securities having substantially the same terms as the Trust Securities (herein referred to as the "Successor Securities") so long as the Successor Securities rank the same as the Trust Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Company expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of legal title to the Junior Subordinated Notes, (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, or replacement, the Company has received an Opinion of Counsel to the effect that (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, and (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act of 1940, and (viii) the Company guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for federal income tax purposes.

                                  Article III .

                                 Payment Account

Section 3.01 .....Payment Account.

(a) On or prior to the Issue Date, the Property Trustee shall establish the Payment Account. The Property Trustee and an agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

(b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Notes. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                  Article IV ..

                            Distributions; Redemption

Section 4.01 .....Distributions.

(a) The Distribution Payment Date in respect of a Short-Term Distribution Period will be on the last day of such Short-Term Distribution Period and, in the case of a Short-Term Distribution Period in excess of 90 days, on such additional Distribution Payment Dates, if any, as the Administrative Trustees may specify in connection with the establishment of such Short-Term Distribution Period. Distributions in respect of a Distribution Period shall be payable on the Distribution Payment Date to the holders of record as of the Record Date.

(i) If either (a) any additional Distribution Payment Date for a Short-Term Distribution Period in excess of 90 days is not a Business Day or (b) the day immediately succeeding any such additional Distribution Payment Date is not a Business Day, then Distributions will be payable on the first Business Day prior to the Distribution Payment Date that is immediately succeeded by a Business Day, except that if the Clearing Agency changes its current practice of paying Distributions in next-day funds to paying Distributions in same-day funds and the Distribution Payment Date is not a Business Day, then Distributions will be payable, without interest, on the first Business Day following such Distribution Payment Date, in each case with the same force and effect as if payment was made on the date such payment was originally payable.

(ii) If either (a) the Distribution Payment Date for a Short-Term Distribution Period which is not an additional Distribution Payment Date described in
     Section 4.01(a)(i) or the final Distribution Payment Date for a Short-Term Distribution Period in excess of 90 days is not a Business Day or (b) the day immediately succeeding the Distribution Payment Date for such Distribution Period is not a Business Day, then such Short-Term Distribution Period will end on the first Business Day prior to the Distribution Payment Date that is immediately succeeded by a Business Day, except that if the Clearing Agency changes its current practice of paying Distributions in next-day funds to paying Distributions in same-day funds and the Distribution Payment Date is not a Business Day, then the Short-Term Distribution Period will end on the first Business Day following such Distribution Payment Date.

(b) Distribution Payment Dates in respect of a Long-Term Distribution Period generally will be on the first day of a month selected by the Administrative Trustees that is not more than four calendar months after the commencement of such Long-Term Distribution Period and quarterly thereafter on the first day of each succeeding third month and on the last day of such Long-Term Distribution Period. Distributions in respect of a Distribution Period shall be payable on the Distribution Payment Date to the holders of record on the Record Date. If any such Distribution Payment Date is not a Business Day, Distributions on the Preferred Securities will be payable, without interest, on the immediately succeeding Business Day, with the same force and effect as if payment was made on the date such payment was originally payable. If the final Distribution Payment Date for a Long-Term Distribution Period would otherwise be a day that is not a Business Day, the immediately succeeding Business Day will be the final Distribution Payment Date for such Long-Term Distribution Period, with the same force and effect as if payment was made on the date such payment was originally payable, with no interest accruing for the intervening period.

(c) The amount of Distributions per Preferred Security payable in respect of a Short-Term Distribution Period (or a portion thereof) will be computed by multiplying the per annum Distribution Rate in effect for such Short-Term Distribution Period by a fraction, the numerator of which will be the actual number of days in such Short-Term Distribution Period (or portion thereof) (determined by including the first day thereof and excluding the last thereof) and the denominator of which will be 360, and multiplying the rate so obtained by $50,000. The amount of Distributions per Preferred Security payable in respect of a Long-Term Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and, in the case of a Long-Term Distribution Period beginning or ending on a date other than the first day of a month, portions of any 30-day month based upon the actual number of days elapsed.

(d) The Company has the right under the Subordinated Indenture to defer payments of interest on the Junior Subordinated Notes by extending the interest payment period from time to time on the Junior Subordinated Notes (an "Extension Period") which, if exercised, would defer Distributions on the Preferred Securities during any Extension Period. During an Extension Period, (i) Distributions will continue to accrue on the Preferred Securities, (ii) Auctions will be discontinued, (iii) regardless of any notice by the Administrative Trustees to the contrary, each subsequent Distribution Period during such Extension Period will be a 28-day Short-Term Distribution Period and (iv) the Distribution Rate for each such Distribution Period will be the Maximum Applicable Rate (which will be reset at the end of each 28-day Short-Term Distribution Period during the Extension Period). The foregoing will continue until the Extension Period terminates and the Company provides notice to the Auction Agent that Auctions shall commence for the succeeding Distribution Period in accordance with the Auction Procedures. The payment of such Distributions, together with any interest thereon, will be distributed to the Holders of the Trust Securities as received at the end of any Extension Period.

(e) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Payment Date only to the extent that the Trust has legally and immediately available funds in the Payment Account for the payment of such Distributions.

(f) Distributions, including Additional Amounts, if any, on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the Record Date.

                  Each Trust Security upon registration of transfer of or in exchange for or in lieu of any other Trust Security shall carry the rights of Distributions accrued (including Additional Amounts, if any) and unpaid, and to accrue (including Additional Amounts, if any), which were carried by such other Trust Security.

Section 4.02 .....Distribution Rate.

(a) The Distribution Rate on the Preferred Securities for each Distribution Period following the initial Distribution Period will be the Applicable Rate, the Maximum Applicable Rate, the Non-Auction Rate or the Default Rate. Except in the event of (i) the failure to hold an Auction for any reason (other than because an Event of Default exists) on the Auction Date scheduled to occur at the end of the preceding Distribution Period or (ii) the occurrence of an Event of Default, the Distribution Rate for each subsequent Distribution Period will be the Applicable Rate.

(b) The Non-Auction Rate will apply automatically to any Distribution Period if there is a failure to hold an Auction for any reason on the Auction Date scheduled to occur at the end of the preceding Distribution Period, except for circumstances in which the Distribution Rate is the Default Rate or during an Extension Period.

(c) If an Event of Default has occurred and is continuing, (i) Auctions will be discontinued, (ii) regardless of any notice by the Administrative Trustees on behalf of the Trust to the contrary, each subsequent Distribution Period commencing after such Event of Default but before Auctions are resumed will be a 28-day Short-Term Distribution Period, and (iii) the Distribution Rate for each such 28-day Short-Term Distribution Period will be equal to the Default Rate. The foregoing will continue until the earlier of (i) the occurrence of a Distribution Payment Date at least one Business Day prior to which the Event of Default has been cured or waived in accordance with Section 6.01(d) in which case Auctions will resume as described herein for the Distribution Period commencing with such Distribution Payment Date or (ii) the Preferred Securities are redeemed.

(d) In the event that the Company elects an Extension Period under the terms of the Subordinated Indenture and the provisions of Section 4.01(d) become applicable, the Distribution Rate will be equal to the Maximum Applicable Rate (which will be reset at the end of each 28-day Short-Term Distribution Period during such Extension Period).

Section 4.03 .....Distribution Periods.

(a) Except as otherwise provided herein, upon not less than five Business Days, nor more than 20 days, written notice to the Auction Agent and the Clearing Agency prior to (i) the last day of any Distribution Period or (ii) the last day of the final Distribution Period of any Extension Period or the last day of the final Distribution Period for which the Default Rate will be in effect, the Administrative Trustees, acting in their sole discretion, will select a Long-Term Distribution Period or a Short-Term Distribution Period as the next Distribution Period; provided that, if the Distribution Period existing prior to such Extension Period or prior to the first Distribution Period during which the Default Rate was applicable was a Final Distribution Period or a Long-Term Distribution Period that would still be in effect but for such Extension Period or Event of Default, the next Distribution Period shall be the remaining term of such Final Distribution Period or Long-Term Distribution Period. The Administrative Trustees will not be obligated to provide notice of the selection of a subsequent Distribution Period, and failure to send notice by the fifth Business Day prior to the end of the then current Distribution Period will be deemed a selection of a 28-day Short-Term Distribution Period as the next Distribution Period. The initial Distribution Period shall be a Short-Term Distribution Period, the last day of which shall be March 25, 1999.

(b) The Administrative Trustees on behalf of the Trust may select a Long-Term Distribution Period which extends to the maturity of the Junior Subordinated Notes and eliminates the need for future Auctions (the "Final Distribution Period"). If the Final Distribution Period is selected and Sufficient Clearing Bids are received at the Auction immediately prior to the commencement of such Distribution Period: (i) such Auction will be the final Auction; (ii) the services of the Auction Agent and of the Broker-Dealers will end and (iii) there will be no adjustment to the Distribution Rate following the commencement of such Final Distribution Period, except upon an Event of Default or during an Extension Period.

(c) Notwithstanding Sections 4.03(a) and 4.03(b) hereof, (i) if the Trust had duly given notice of a Long-Term Distribution Period, the Trust may, (a) upon written notice provided by the Administrative Trustees to the Auction Agent and the Clearing Agency not later than 10:00 a.m., New York City time, on the Auction Date scheduled to occur at the end of the then-current Distribution Period, elect to change such subsequent Long-Term Distribution Period (which may be a Final Distribution Period) to a Short-Term Distribution Period or (b) upon written notice provided by the Administrative Trustees to the Auction Agent and the Clearing Agency not less than one Business Day prior to the Auction Date scheduled to occur at the end of the then-current Distribution Period, elect to change the length of such Long-Term Distribution Period; or (ii) if the Administrative Trustees have selected a Short-Term Distribution Period (including a deemed selection pursuant to Section 4.03(a)), the Administrative Trustees may (a) upon written notice provided by the Administrative Trustees to the Auction Agent and the Clearing Agency not less than one Business Day prior to the Auction Date scheduled to occur at the end of the then-current Distribution Period elect to change such subsequent Short-Term Distribution Period to a Long-Term Distribution Period (which may be a Final Distribution Period), or (b) upon written notice provided by the Administrative Trustees to the Auction Agent and the Clearing Agency not later than 10:00 a.m., New York City time, on the Auction Date scheduled to occur at the end of the then-current Distribution Period, elect to change the length of such Short-Term Distribution Period. Any notice regarding the next Distribution Period will specify: (i) whether the next succeeding Distribution Period will be a Short-Term Distribution Period or a Long-Term Dividend Period and the length thereof; (ii) in the case of a Long-Term Distribution Period, the initial Distribution Payment Date; and (iii) in the case of a Short-Term Distribution Period of more than 90 days, the additional Distribution Payment Dates, if any, selected by the Administrative Trustees.

(d)      Notwithstanding Sections 4.03(a), 4.03(b) and 4.03(c):

(i) the Administrative Trustees may select a Long-Term Distribution Period only if on the date of notice of that selection Distribution payments on the Preferred Securities are current; and

(ii) a 28-day Short-Term Distribution Period will automatically follow the expiration of the preceding Distribution Period if:

(a) the Administrative Trustees do not select a Long-Term Distribution Period or a Short-Term Distribution Period; or

(b) Sufficient Clearing Bids are not made for any reason (other than because all of the Preferred Securities are the subject of Submitted Hold Orders) in the Auction occurring at the end of such preceding Distribution Period; or

(c) an Auction is not held, for any reason, on the Auction Date scheduled to occur at the end of such preceding Distribution Period.

Section 4.04 .....Redemption.

(a) On each Redemption Date with respect to the Junior Subordinated Notes, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

(b) Notice of redemption shall be given by the Property Trustee by first class mail. postage prepaid, mailed not less than 30 nor more than 60 days Prior to the Redemption Date to each holder of Trust Securities to be redeemed, at such holder's address appearing in the Securities Registrar and to the Auction Agent in accordance with the Auction Agent Agreement. All notices of redemption shall state:

(i)      the Redemption Date;

(ii)     the Redemption Price;

(iii)    the CUSIP number;

(iv) if less than all the Outstanding Trust Securities are to be redeemed, the total Liquidation Amount of the Trust Securities to be redeemed; and

(v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after such date.

(c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Junior Subordinated Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be deemed payable on each Redemption Date only to the extent that the Trust has funds legally and immediately available in the Payment Account for the payment of such Redemption Price.

(d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 2:00 p.m. New York time, on the Redemption Date, subject to Section 4.04(c), the Property Trustee will, so long as the Preferred Securities are in book-entry only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry only form, the Property Trustee, subject to Section 4.04(c), shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant Record Dates for the related Distribution Payment Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Redemption Price shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of Trust Securities is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue at the then applicable rate, from such Redemption Date originally established by the Trust for such Preferred Securities to the date such Redemption Price is actually paid.

(e) Payment of the Redemption Price on the Trust Securities shall be made to the recordholders thereof as they appear on the Securities Register for the Trust Securities on the relevant Record Date. In the event that the Redemption Date is not a Distribution Payment Date, the record date shall be the Redemption Date.

(f) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated 3% to the Common Securities and 97% to the Preferred Securities, with such adjustments that each amount so allocated shall be divisible by $50,000. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for a redemption of portions (equal to $50,000 or integral multiple thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than $50,000; provided, however, that before undertaking redemption of the Preferred Securities on other than a pro rata basis, the Property Trustee shall have received an Opinion of Counsel that the status of the Trust as a grantor trust for federal income tax purposes would not be adversely affected. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

(g) Subject to the foregoing provisions of Section 4.04 and to applicable law (including, without limitation, United States federal securities laws), the Company or its Affiliates may, at any time and from time to time, purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

(h) The Preferred Securities for which a notice of redemption has been given by the Administrative Trustees will not be eligible to participate in any Auction for a Distribution Period commencing on or after the date specified for redemption, and such Preferred Securities will not be included for purposes of such Auction, whether or not such redemption actually occurs.

Section 4.05 .....Subordination of Common Securities and Distributions.

(a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Payment Date or Redemption Date an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution Periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or Redemption Price of, Preferred Securities then due and payable.

(b) In the case of the occurrence of any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

(c) Distributions on the Common Securities shall be payable at the same Distribution Rates, on the same Distribution Payment Dates and for the same Distribution Periods and to holders as of the same Record Date as for the Preferred Securities.

Section 4.06 .....Payment Procedures. Payments in respect of the Preferred
Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Payment Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

Section 4.07 .....Tax Returns and Reports. The Administrative Trustee(s) shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustee(s) shall provide or cause to be provided on a timely basis to each Holder any Internal Revenue Service form required to be so provided in respect of the Trust Securities.

                                  Article V ...

                          Trust Securities Certificates

Section 5.01 .....Initial Ownership. Upon the creation of the Trust by the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

Section 5.02 .....The Trust Securities Certificates. Each of the Preferred and
Common Securities Certificates shall be issued in minimum denominations of $50,000 and integral multiples in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Securities Certificates or did not hold such offices at the date of authentication and delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

Section 5.03 .....Authentication of Trust Securities Certificates. On the Issue
Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor signed by its Chairman of the Board, its President or any Vice President, without further corporate action by the Depositor, in authorized denominations. No Trust Securities Certificate shall entitle its holder to any benefit under this Trust Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Securities Certificate a certificate of authentication substantially in the form set forth in Exhibit E or Exhibit C, as applicable, executed by at least one Administrative Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Securities Certificate shall have been duly authenticated and delivered hereunder. All Trust Securities Certificates shall be dated the date of their authentication.

Section 5.04 .....Registration of Transfer and Exchange of Preferred Securities
Certificates. The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and the Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

                  Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustees shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of authentication by the Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

                  Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustees and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

                  No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar or the Administrative Trustees may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

Section 5.05 .....Mutilated, Destroyed, Lost or Stolen Trust Securities
Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

Section 5.06 .....Persons Deemed Securityholders. Prior to due presentation of a
Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions (subject to Section 4.01(d)) and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

Section 5.07 .....Access to List of Securityholders' Names and Addresses. The
Administrative Trustees shall furnish or cause to be furnished to (i) the Depositor and the Property Trustee semi-annually, not later than June 1 and December 1 in each year, and (ii) the Depositor or the Property Trustee, as the case may be, within 15 days after receipt by any Administrative Trustee of a request therefor from the Depositor or the Property Trustee, as the case may be, in writing, a list, in such form as the Depositor or the Property Trustee, as the case may be, may reasonably require, of the names and addresses of the Securityholders as of a date not more than 15 days prior to the time such list is furnished. If three or more Securityholders or one or more Holders of Trust Securities Certificates evidencing not less than 25% of the outstanding Liquidation Amount apply in writing to the Administrative Trustees, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Depositor or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 5.08 .....Maintenance of Office or Agency. The Administrative Trustees
shall maintain in the Borough of Manhattan, New York, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, as its principal agency for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

Section 5.09 .....Appointment of Paying Agent. The Paying Agent shall make
Distributions and other payments provided hereby to Securityholders from the Payment Account and shall report the amounts of such Distributions and payments to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions and payments provided hereby. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and it may choose any co-paying agent that is acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Depositor. In the event that a Paying Agent shall resign or be removed, the Administrative Trustees shall appoint a successor that is acceptable to the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 5.10 .....Ownership of Common Securities by Depositor. On the Issue
Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities, except for transfers by operation of law, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

Section  5.11   .....Book-Entry Preferred Securities Certificates; Common
Securities Certificate.

(a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a definitive Preferred Securities Certificate representing such beneficial owner's interest in such Preferred Securities, except as provided in Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

(i)  the provisions of this Section 5.11(a) shall be in full force and effect;

(ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of principal of and interest on the Book-Entry Preferred Securities and the giving of instructions or directions to Owners of Book-Entry Preferred Securities) as the sole Holder of Book-Entry Preferred Securities and shall have no obligations to the Owners thereof;

(iii) to the extent that the provisions of this Section conflict with any other provisions of this Trust Agreement, the provisions of this Section shall control; and

(iv) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

(b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

Section 5.12 .....Notices to Clearing Agency. To the extent a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

Section 5.13 .....Definitive Preferred Securities Certificates. If (i) the
Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency, then the Administrative Trustees shall notify the Clearing Agency and Holders of the Preferred Securities. Upon surrender to the Administrative Trustees of the typewritten Preferred Securities Certificate or Certificates representing the Book-Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees or any one of them shall execute and authenticate the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of

Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

Section 5.14 .....Rights of Securityholders. The legal title to the Trust
Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or other similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor, except as otherwise provided in the Expense Agreement and
Section 10.01 hereof, will be fully paid and nonassessable by the Trust. Except as otherwise provided in the Expense Agreement and Section 10.01 hereof, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                  Article VI ..

                    Acts of Securityholders; Meetings; Voting

Section 6.01 .....Limitations on Voting Rights.

(a) Except as provided in this Section, in Section 8.10 or Section 11.03 of this Trust Agreement, in the Subordinated Indenture, and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

(b) So long as any Junior Subordinated Notes are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Junior Subordinated Notes, (ii) waive any past default which is waivable under Section 513 of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Notes shall be due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Junior Subordinated Notes, where such consent shall be required, or to any other action, as holder of the Junior Subordinated Notes, under the Subordinated Indenture, without, in each case, obtaining the prior approval of the Holders of at least 66-2/3% in Liquidation Amount of the Preferred Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Junior Subordinated Notes affected thereby, no such consent shall be given by the Trustees without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except pursuant to a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Junior Subordinated Notes. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes on account of such action.

(c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in Liquidation Amount of the Outstanding Preferred Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes on account of such action.

(d) An Event of Default will be deemed to be cured or waived if, at any time,
(i) after an Event of Default exists and payment of interest and principal on the Junior Subordinated Notes has been accelerated under the terms of the Subordinated Note Indenture or (ii) prior to a judgment or decree for the payment of the money due on the Preferred Securities has been obtained, the following events occur: (A) the holders of at least 66 2/3% in liquidation amount of the outstanding Preferred Securities give written notice to the Property Trustee, the Administrative Trustees and the Company to rescind and annul such declaration of acceleration of the Junior Subordinated Notes and its consequences, (B) the Trust pays and deposits with the Clearing Agency a sum sufficient to pay all Distributions (including any accrued interest) and the liquidation amount due on the Preferred Securities otherwise than caused by the acceleration of the Junior Subordinated Notes and (C) all other Events of Default are no longer continuing or have been waived.

(e) Subject to this Section, Section 11.03(c) and Section 8.19 of this Trust Agreement, the Holders of at least 66% in Liquidation Amount of the Outstanding Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default hereunder and its consequences, except a default in the payment of any Distribution or redemption payment or in respect of a covenant or provision hereof which under Section 11.03(c) cannot be modified or amended without the consent of the Holder of each Preferred Security.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to Preferred Securities shall also be deemed to constitute a waiver by the Holders of Common Securities for all purposes of the Trust Agreement without any further act, vote or consent of the Holders of Common Securities.

Section 6.02 .....Notice of Meetings. Notice of all meetings of the Preferred
Securityholders, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 11.08 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice. Section 6.03 .....Meetings of Preferred Securityholders. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

                  Preferred Securityholders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

                  If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than 66-2/3% of the Preferred Securities (based upon their Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

Section 6.04 .....Voting Rights. Securityholders shall be entitled to one vote for each $50,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

Section 6.05 .....Proxies, etc. At any meeting of Securityholders, any
Securityholder entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

Section 6.06 .....Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding at least 66-2/3% of all outstanding Trust Securities entitled to vote in respect of such action (or such other proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing (based upon their Liquidation Amount).

Section 6.07 .....Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

Section 6.08 .....Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustees deem sufficient.

                  The ownership of Preferred Securities shall be proved by the Securities Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                  Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                  If any dispute shall arise between the Securityholders of Trust Securities and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

Section 6.09 .....Inspection of Records. Upon reasonable notice to the Trustees, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  Article VII .

                 Representations and Warranties of the Trustees

Section 7.01 .....Representations and Warranties of the Trustees. The Bank, the
Delaware Bank, the Property Trustee and the Delaware Trustee, each on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

(a) the Bank is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of New York, and the Delaware Trustee is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b) each of the Bank and the Delaware Bank has full corporate power, authority and legal right to execute, deliver and perform their obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

(c) this Trust Agreement has been duly authorized, executed and delivered by each of the Bank and the Delaware Bank and constitutes the valid and legally binding agreement of each of the Bank and the Delaware Bank, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

(d) the execution, delivery and performance by each of the Bank and the Delaware Bank of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Bank, the Property Trustee, the Delaware Bank and the Delaware Trustee and do not require any approval of stockholders of the Bank or the Delaware Bank and such execution, delivery and performance will not (i) violate the Bank's or the Delaware Bank's Charter or By-laws, or (ii) violate any law, governmental rule or regulation of the United States or the State of New York or Delaware, as the case may be, governing the banking or trust powers of the Bank and the Property Trustee or the Delaware Bank and the Delaware Trustee, or any order, judgment or decree applicable to the Bank, the Property Trustee, the Delaware Bank or the Delaware Trustee; and

(e) neither the authorization, execution or delivery by the Bank or the Delaware Bank of this Trust Agreement, nor the consummation of any of the transactions by the Bank, the Property Trustee, the Delaware Bank or the Delaware Trustee (as appropriate in context) contemplated herein or therein, nor the issuance of the Trust Securities Certificates pursuant to this Trust Agreement require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal, New York or Delaware law governing the banking or trust powers of the Bank or the Delaware Bank.

                                Article VIII

                                  The Trustees

Section 8.01 .....Certain Duties and Responsibilities.

(a) The rights, duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section.

(b) All payments made by the Property Trustee in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

Section 8.02 .....Notice of Defaults. Within 90 days after the occurrence of any default, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of any default known to the Property Trustee to the Securityholders, the Administrative Trustees and the Depositor, unless such default shall have been cured or waived. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 8.03 .....Certain  Rights of Property  Trustee.  Subject to the
provisions  of Section  8.01 and except as provided by law:

(a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

(c) the Property Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other document, unless requested in writing to do so by one or more Securityholders; and

(f) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys; provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder.

Section 8.04 .....Not Responsible for Recitals or Issuance of Securities. The
recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05.

                  The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless an officer of the Property Trustee assigned to its Corporate Trustee Administrative Department shall have received written notice from the Company, any Holder or any other Trustee that such funds are not legally available.

Section 8.05 .....May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of the Trustees or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 8.06 .....Compensation; Fees; Indemnity.

The Depositor agrees:

(a) to pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their willful misconduct, negligence or bad faith; and

(c) to indemnify the Trustees for, and to hold the Trustees harmless against, any and all loss, damage, claims, liability or expense incurred without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                  The provisions of this Section 8.06 shall survive the termination of this Trust Agreement.

Section 8.07 .....Trustees Required; Eligibility.

(a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

(b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

(c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity authorized to conduct a trust business and with its principal place of business in the State of Delaware that shall act through one or more persons authorized to bind such entity.

Section 8.08 .....Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. To the extent permitted by the Trust Indenture Act, the Property Trustee shall not be deemed to have a conflicting interest by virtue of being trustee under (i) the Guarantee, (ii) the amended and restated trust agreement dated as of January 1, 1996, among the Company, as Depositor, Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Delaware Trustee, the Administrative Trustees named therein and The Chase Manhattan Bank (formerly known as Chemical Bank), as Property Trustee, relating to Alabama Power Capital Trust I, (iii) the amended and restated trust agreement dated as of January 1, 1997, among the Company, as Depositor, Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Delaware Trustee, the Administrative Trustees named therein and The Chase Manhattan Bank (formerly known as Chemical Bank), as Property Trustee, relating to Alabama Power Capital Trust II, (iv) the guarantee agreement dated as of January 1, 1996, between the Company, as Guarantor, and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee, relating to Alabama Power Capital Trust I, and (v) the guarantee agreement dated as of January 1, 1997, between the Company, as Guarantor, and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee, relating to Alabama Power Capital Trust II.

Section 8.09 .....Co-Trustees and Separate Trustee. At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such Trust Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall satisfy the requirements of Section 8.07.

                  Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

(i) The Trust Securities shall be executed, authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees hereunder, shall be exercised, solely by the Trustees.

(ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

(iii)The Property Trustee, at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

(iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other such trustee hereunder.

(v) The Trustees shall not be liable by reason of any act of a co-trustee or separate trustee.

(vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 8.10 .....Resignation and Removal; Appointment of Successor. No
resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

                  The Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  Unless an Indenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by Act of the Holder of the Common Securities. If an Indenture Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at such time by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities Certificates, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust).

                  If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when no Indenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as the Relevant Trustee at a time when an Indenture Event of Default shall have occurred and be continuing, the Holders of Preferred Securities, by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and the Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed in accordance with this Section 8.10 and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  The retiring Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee, and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                  Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the act of the remaining Administrative Trustee or (ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor believes that any Administrative Trustee has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

Section 8.11 .....Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Relevant Trustee, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Depositor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

                  Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

                  No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

Section 8.12 .....Merger, Conversion, Consolidation or Succession to Business.
Any Person into which the Property Trustee, Delaware Trustee or any Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.13 .....Preferential Collection of Claims Against Depositor or Trust.
If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Junior Subordinated Notes or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor). For purposes of Section 311(b)(4) and (6) of the Trust Indenture Act:

(a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

(b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Depositor or the Trust (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Property Trustee simultaneously with the creation of the creditor relationship with the Depositor or the Trust (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 8.14 .....Reports by Property Trustee.

(a) Within 60 days after May 15 of each year commencing with May 15, 1999, if required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the date of this Trust Agreement or the preceding May 15.

(b) The Property Trustee shall transmit to Securityholders the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

(c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

Section 8.15 .....Reports to the Property Trustee. The Depositor and the
Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and, within 120 days after the end of each fiscal year of the Depositor, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act in the form and in the manner required by
Section 314 of the Trust Indenture Act.

Section 8.16 .....Evidence of Compliance with Conditions Precedent. Each of the
Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c)(1) of the Trust Indenture Act shall comply with Section 314(e) of the Trust Indenture Act.

Section 8.17 .....Number of Trustees.

(a) The number of Trustees shall initially be four; provided that the Depositor by written instrument may increase or decrease the number of Administrative Trustees.

(b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all powers granted to the Administrative Trustees and shall discharge the duties imposed upon the Administrative Trustees by this Trust Agreement.

Section 8.18 .....Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(A), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

(b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 8.19 .....Enforcement of Rights of Property Trustee by Securityholders.
If (i) the Trust fails to pay Distributions in full on the Preferred Securities for more than 65 consecutive 28-day Short Term Distribution Periods, or (ii) an Event of Default occurs and is continuing, then the Holders of Preferred Securities will rely on the enforcement by the Property Trustee of its rights against the Company as the holder of the Junior Subordinated Notes. In addition, the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Junior Subordinated Notes; provided that such direction shall not be in conflict with any rule of law or with this Trust Agreement, and could not involve the Property Trustee in personal liability in circumstances where reasonable indemnity would not be adequate. If the Property Trustee fails to enforce its rights under the Junior Subordinated Notes, a Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Company to enforce its rights under this Trust Agreement without first instituting any legal proceeding against the Property Trustee or any other Person, including the Trust; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Trust Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Notwithstanding the foregoing, a Holder of Preferred Securities may institute a legal proceeding directly against the Company, without first instituting a legal proceeding against or requesting or directing that action be taken by the Property Trustee or any other Person, for enforcement of payment to such Holder of principal of or interest on the Junior Subordinated Notes having a principal amount equal to the aggregate stated liquidation amount of the Preferred Securities of such Holder on or after the due dates therefor specified or provided for in the Junior Subordinated Notes. The Company shall be subrogated to all rights of the Holders of Preferred Securities in respect of any amounts paid to such Holders by the Company pursuant to this Section.

Section 8.20 .....Delaware Trustee.

(a) Notwithstanding any other provision of this Trust Agreement, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Trust Agreement. The Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of ss.3807 of the Delaware Business Trust Act.

(b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust
(i) any agreements or instruments executed and delivered by Chase Manhattan Bank Delaware are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall Chase Manhattan Bank Delaware in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Agreement, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

                                  Article IX ..

                           Termination and Liquidation

Section 9.01 Termination Upon Expiration Date. The Trust shall automatically terminate on December 31, 2029 (the "Expiration Date") or earlier pursuant to Section 9.02.

Section 9.02 .....Early Termination. Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"), the Trust shall be dissolved and terminated in accordance with the terms hereof:

(i) the occurrence of a Bankruptcy Event in respect of the Depositor, dissolution or liquidation of the Depositor, or the dissolution of the Trust pursuant to judicial decree;

(ii) the delivery of written direction to the Property Trustee by the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) to terminate the Trust and distribute the Junior Subordinated Notes to Securityholders as provided in Section 9.04; and

(iii) the payment at maturity or redemption of all of the Junior Subordinated Notes, and the consequent payment of the Preferred Securities.

Section 9.03 .....Termination. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.04, of all amounts or instruments required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

Section 9.04 .....Liquidation.

(a) If any Early Termination Event specified in clause (ii) of Section 9.02 occurs, the Trust shall be liquidated and the Property Trustee shall distribute the Junior Subordinated Notes to the Securityholders as provided in this Section 9.04.

(b) In connection with a distribution of the Junior Subordinated Notes, each Holder of Trust Securities shall be entitled to receive, after the satisfaction of liabilities to creditors of the Trust (as evidenced by a certificate of the Administrative Trustees), a Like Amount of Junior Subordinated Notes. Notice of liquidation shall be given by the Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

(i)      state the Liquidation Date;

(ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Notes; and

(iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Notes as the Administrative Trustees or the Property Trustee shall deem appropriate.

(c) In order to effect the liquidation of the Trust and distribution of the Junior Subordinated Notes to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Notes in exchange for the Outstanding Trust Securities Certificates.

(d) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Notes will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Notes, accruing interest at the rate provided for in the Junior Subordinated Notes from the last Distribution Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Junior Subordinated Notes) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Junior Subordinated Notes upon surrender of Trust Securities Certificates.

(e) The Depositor will use its best efforts to have the Junior Subordinated Notes that are distributed in exchange for the Preferred Securities to be listed on such securities exchange as the Preferred Securities are then listed. The Depositor may elect to have the Junior Subordinated Notes issued in book-entry form to the Clearing Agency or its nominee pursuant to a Certificate Depository Agreement substantially in the form of Exhibit B.

Section 9.05 .....Bankruptcy. If an Early Termination Event specified in clause
(i) of Section 9.02 has occurred, the Trust shall be liquidated. The Property Trustee shall distribute the Junior Subordinated Notes to the Securityholders as provided in Section 9.04, unless such distribution is determined by the Administrative Trustees not to be practical, in which event the Holders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

                                  Article X ...

                                   The Auction

Section 10.01 ....Applicable Rate. The Applicable Rate will ordinarily be the rate per annum that the Auction Agent advises results from the implementation of the Auction Procedures. Pursuant to the Auction Procedures, Persons determine to hold or offer to purchase or sell the Preferred Securities based on the distribution rates bid by them. The Auction Procedures will be implemented on each Auction Date. The Company and any affiliate of the Company may submit an Order in any Auction, subject to compliance with all applicable securities and other laws.

Section 10.02 ....Auction Agent.

(a) Prior to the issuance of the Preferred Securities, the Company and the Trust will enter into the Auction Agent Agreement with the Auction Agent, providing, among other things, that the Auction Agent will follow the Auction Procedures for the purposes of determining the Applicable Rate. The Company will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

(b) The Auction Agent will act solely as agent for the Trust in connection with each Auction and will not be a fiduciary for Holders. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent has been negligent in ascertaining the pertinent facts. The Company and the Trust will indemnify the Auction Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with its acceptance or administration of its agency duties or functions under the Auction Agent Agreement.

                  The Auction Agent may terminate the Auction Agent Agreement upon notice to the Administrative Trustees on behalf of the Trust, with such termination being effective on the earlier of (i) the first Business Day after the second Distribution Payment Date occurring after the delivery of such notice or 90 days after the delivery of such notice or (ii) the date on which a successor Auction Agent is appointed by the Administrative Trustees pursuant to an agreement containing substantially the same terms and conditions as the Auction Agent Agreement. The Administrative Trustees may also terminate the Auction Agent Agreement upon 30 days written notice to the Auction Agent but only if, prior to such termination, the Company and the Trust have entered into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement The Company and the Trust will use their best efforts to maintain an Auction Agent with respect to the Preferred Securities pursuant to an agreement containing terms and conditions substantially similar to the terms and conditions of the Auction Agent Agreement.

Section 10.03 ....Broker-Dealers. The Auction Procedures require the participation of one or more broker-dealers. The Auction Agent will initially enter into a non-exclusive agreement with each of Goldman, Sachs & Co. ("Goldman Sachs")and Lehman Brothers Inc. ("Lehman Brothers") and, under certain circumstances, may enter into similar agreements with one or more other broker-dealers ( the "Broker-Dealers") that provide for the participation by broker-dealers in Auctions as broker-dealers (collectively, the "Broker-Dealer Agreements"). Subject to certain exceptions, Goldman Sachs and Lehman Brothers will initially be the Broker-Dealers. After each Auction, the Company will pay a service charge to each Broker-Dealer. Existing Holders and Potential Holders must submit Orders for the Preferred Securities through any Broker-Dealer in order to participate in an Auction. Each Broker-Dealer may submit Orders and purchase the Preferred Securities for its own account, either in an Auction or otherwise and, in such capacity, each Broker-Dealer shall be considered an Existing Holder or a Potential Holder, as the case may be.

Section 10.04 ....Purchaser's Letter.

(a) As a condition to purchasing the Preferred Securities or participating in an Auction or otherwise acquiring the Preferred Securities, each prospective purchaser of the Preferred Securities may be required to sign and deliver to any Broker-Dealer a purchaser's letter (each, a "Purchaser's Letter"). Each Broker-Dealer will be required to inform the Auction Agent whether the Broker-Dealer required the holder or prospective purchaser to execute a Purchaser's Letter. Each holder or prospective purchaser of the Preferred Securities may be required to deliver an updated Purchaser's Letter no less frequently than annually.

(b) In the Purchaser's Letter, the prospective purchaser will agree, among other things:

(i) to offer, sell, transfer or otherwise dispose of the Preferred Securities only pursuant to a Bid or a Sell Order in an Auction, or to or through any Broker-Dealer or to the Company; provided that, in the case of all transfers other than those pursuant to an Auction, the selling Existing Holder or its Broker-Dealer advises the Auction Agent of such transfer and such transfer is made in compliance with the applicable Purchaser's Letter;

(ii) that any Bid or Sell Order placed by such purchaser will constitute an irrevocable offer to purchase or sell the Preferred Securities subject to such Bid or Sell Order, or such lesser number of Preferred Securities as such purchaser will be required to purchase or sell, respectively, as a result of such Auction, at a price of $50,000 per Preferred Security, and that a failure by such purchaser or any Broker-Dealer to place a Bid or Sell Order with respect to any Preferred Securities owned by that purchaser will be deemed to constitute a Hold Order with respect to those Preferred Securities; and

(iii)that it understands and agrees that: (a) so long as there is a Clearing Agency for the Preferred Securities, the ownership of the Preferred Securities as to which that purchaser is the Existing Holder will be maintained in book-entry form by such Clearing Agency, in the account of that purchaser's Clearing Agency (Participant), which in turn will maintain records of that purchaser's ownership; (b) such Agent Member is authorized to disclose to the Auction Agent such information with respect to such purchaser's beneficial ownership as the Auction Agent may request; and (c) so long as there is a Clearing Agency for the Preferred Securities or unless otherwise required by law, such purchaser will not be entitled to receive certificates evidencing the Preferred Securities.

                  Execution of a Purchaser's Letter, if required, is not a commitment to purchase the Preferred Securities but may be a condition precedent to purchasing the Preferred Securities in an Auction or otherwise.

(c) Any transfer of the Preferred Securities contrary to the terms of a Purchaser's Letter may, among other things, affect the right of the Person acquiring such Preferred Securities to participate in future Auctions.

(d) The Auction Agent may rely upon, as evidence of the identities of the Existing Holders, a list of the initial owners of the Preferred Securities provided by the Administrative Trustees or any Broker-Dealer and the results of Auctions and notices from selling Existing Holders (or any Broker-Dealer and Clearing Agency Participants) with respect to transfers of the Preferred Securities. The Auction Agent will be required to register a transfer of beneficial ownership of the Preferred Securities from an Existing Holder to another person only if such transfer is made to a person that has delivered or caused to be delivered a signed Purchaser's Letter, if required, to any Broker-Dealer and if (i) such transfer is pursuant to an Auction or (ii) the Auction Agent has been notified of such transfer in writing by the selling Existing Holder or its Broker-Dealer, and, in either case, that such transfer is being made in compliance with the terms of the selling Existing Holder's Purchaser's Letter, if any. The Auction Agent is not required to accept any notice of transfer prior to an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day immediately preceding the related Auction Date. If there has been a failure by the seller of the Preferred Securities to deliver such Preferred Securities to a purchaser as a result of an Auction, or if a purchaser of the Preferred Securities has failed to make payment to the seller of such Preferred Securities, a Broker-Dealer must send written notice of such failure to the Auction Agent.

Section 10.05 ....Auction Date. Except as otherwise provided herein, an Auction will be held at the end of each Distribution Period to determine the Applicable Rate for the subsequent Distribution Period. Each such Auction will be held, in the case of an Auction held at the end of a Short-Term Distribution Period, on the Business Day immediately preceding the last day of such Short-Term Distribution Period, and in the case of an Auction held at the end of a Long-Term Distribution Period, on the third Business Day preceding the last day of such Long-Term Distribution Period.

Section 10.06 ....Orders.

(a) The Auction Agent is entitled to rely upon the terms of any Order submitted to it by a Broker-Dealer. The Auction Agent will, if necessary, round any rate specified in any Order (expressed as a percentage) that contains more than three figures to the right of the decimal point up to the next highest one-thousandth of one percent (.001%).

(b) Prior to 12:30 p.m., New York City time, on each Auction Date or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer participating in the Auction will submit to the Auction Agent in writing all Orders obtained by it for such Auction to be conducted on such Auction Date. The Broker-Dealers must submit separate Orders for each customer and may not net or aggregate the Orders of different customers. The Company intends that any Orders submitted by the Company or any of its affiliates would be submitted as close as practicable to the applicable Submission Deadline.

Section 10.07 ....Existing Holders.

(a) Prior to the Submission Deadline for each Auction, each Broker-Dealer will contact Existing Holders of the Preferred Securities, by telephone or otherwise, to notify such Existing Holders as to: (i) whether the next Distribution Period is a Short-Term Distribution Period or a Long-Term Distribution Period and the length thereof; (ii) additional Distribution Payment Dates, if any, with respect to a Short-Term Distribution Period of more than 90 days; (iii) the initial Distribution Payment Date, with respect to a Long-Term Distribution Period; and
(iv) the Maximum Applicable Rate then in effect; and to determine whether such Existing Holders desire to place Orders. Each Existing Holder, with respect to the Preferred Securities that it then holds, may submit to a Broker-Dealer by telephone or otherwise a:

(i) "Hold Order"--indicating the number of Preferred Securities that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next Distribution Period;

(ii) "Bid"--indicating the number of Preferred Securities that such Existing Holder desires to continue to hold; provided that the Applicable Rate for the next Distribution Period is not less than the rate per annum specified in such Bid; or

(iii) "Sell Order"--indicating the number of Preferred Securities that such Existing Holder desires to sell without regard to the Applicable Rate for the next Distribution Period.

(b) A Sell Order submitted by an Existing Holder will constitute an irrevocable offer to sell the Preferred Securities subject to that Order, and a Bid submitted by an Existing Holder will constitute an irrevocable offer to sell the Preferred Securities subject to that Bid if the rate specified in such Bid is higher than the Applicable Rate determined in the Auction. Any Bid submitted by an Existing Holder specifying a rate higher than the Maximum Applicable Rate will be deemed to be a Sell Order.

(c) If, for any Auction, Orders covering all of the outstanding Preferred Securities held by an Existing Holder are not submitted to the Auction Agent (through a Broker-Dealer) prior to the Submission Deadline, whether because any Broker-Dealer failed to contact such Existing Holder, such Existing Holder failed to place a Bid or Sell Order or such Broker-Dealer failed to submit the Existing Holder's Orders or for any other reason, the Auction Agent will deem a Hold Order to have been submitted by such Existing Holder covering the number of Preferred Securities held by such Existing Holder and not subject to any Order submitted to the Auction Agent.

(d) An Existing Holder may submit different types of Orders in an Auction with respect to Preferred Securities then held by that Existing Holder. In any Auction, if one or more Orders covering in the aggregate more than the number of Preferred Securities held by an Existing Holder are submitted to the Auction Agent (through a Broker-Dealer), those Orders will be considered valid as follows and in the following order of priority:

(i) any Hold Order submitted on behalf of such Existing Holder will be considered valid up to and including the Preferred Securities held by such Existing Holder, except that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of Preferred Securities subject to such Hold Orders exceeds the number of Preferred Securities held by such Existing Holder, the number of Preferred Securities subject to each such Hold Order will be reduced pro rata so that such Hold Orders will cover exactly the number of Preferred Securities held by such Existing Holder.

(ii) (a) any Bid submitted on behalf of such Existing Holder will be considered valid up to and including the excess of the number of Preferred Securities held by such Existing Holder over the number of Preferred Securities subject to any Hold Orders referred to in clause (i) above; (b) subject to subclause (a), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Preferred Securities subject to such Bids is greater than such excess, the number of Preferred Securities subject to each such Bid will be reduced pro rata so that such Bids will cover exactly the number of Preferred Securities equal to such excess; (c) subject to subclause (a), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and (d) in any such event, the number, if any, of Preferred Securities subject to Bids not valid under subclause
     (a), (b) or (c) of this clause (ii) (i.e., Bids in excess of the Preferred Securities held by the Existing Holder) will be treated as the subject of a Bid by such Existing Holder as a Potential Holder of such Preferred Securities; and

(iii) any Sell Order submitted on behalf of such Existing Holder will be considered valid up to and including the excess of the number of Preferred Securities held by such Existing Holder over the number of Preferred Securities subject to valid Hold Orders by such Existing Holder referred to in clause (i) and valid Bids by such Existing Holder referred to in clause (ii), except that if more than one Sell Order is submitted on behalf of such Existing Holder and the Preferred Securities subject to such Sell Orders is greater than such excess, the Preferred Securities subject to such Sell Orders will be reduced pro rata so that such Sell Orders will cover exactly the number of Preferred Securities equal to such excess.

Section 10.08 ....Potential Holders.

(a) Prior to the Submission Deadline for each Auction, each Broker-Dealer will contact Potential Holders of the Preferred Securities by telephone or otherwise to notify such Potential Holders as to: (i) whether the next Distribution Period is a Short-Term Distribution Period or a Long-Term Distribution Period and the length thereof; (ii) additional Distribution Payment Dates, if any, with respect to a Short-Term Distribution Period of more than 90 days; (iii) the initial Distribution Payment Date with respect to a Long-Term Distribution Period; and
(iv) the Maximum Applicable Rate then in effect; and to determine whether such Potential Holders desire to submit Bids.

(b) A Bid submitted by a Potential Holder will constitute an irrevocable offer to purchase the Preferred Securities subject to such Bid if the rate specified in the Bid is less than or equal to the Applicable Rate determined in the related Auction. An Existing Holder who submits a Bid in excess of the number of Preferred Securities then held by such Existing Holder will be treated as a Potential Holder to the extent of such excess. Any Bid submitted by a Potential Holder specifying a rate higher than the Maximum Applicable Rate will be rejected.

(c) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted will be deemed a separate Bid with the rate and number of Preferred Securities specified therein.

Section 10.09 ....Extension Period.

(a) Upon not less than five Business Days, nor more than 20 days written notice to the Auction Agent and the Clearing Agency prior to the last day of the final Distribution Period of any Extension Period, the Administrative Trustees will select a Long-Term Distribution Period or a Short-Term Distribution Period as the next Distribution Period; provided that if the Distribution Period existing prior to such Extension Period was a Final Distribution Period or a Long-Term Distribution Period that would still be in effect but for such Extension Period, the next Distribution Period shall be the remaining term of such Final Distribution Period or Long-Term Distribution Period.

(b) Prior to the end of the final Distribution Period of any Extension Period, an Auction will be held to determine the Applicable Rate for the subsequent Distribution Period. Each such Auction will be held (i) in the case of a Short-Term Distribution Period, on the Business Day immediately preceding the last day of the final Distribution Period of such Extension Period and (ii) in the case of a Long-Term Distribution Period, on the third Business Day preceding the last day of the final Distribution Period of such Extension Period.

Section 10.10 ....Determination of Distribution Rate in an Auction.

(a) No earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all Orders submitted or deemed submitted to it by any Broker-Dealer (each Hold Order, Bid or Sell Order as submitted or deemed submitted by any Broker-Dealer being referred to herein as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess, if any, of the total number of Preferred Securities over the Preferred Securities subject to Submitted Hold Orders (such excess called the "Available Preferred Securities"). If all of the Preferred Securities are subject to Submitted Hold Orders, there will be no Available Preferred Securities and the Applicable Rate for the next Distribution Period will be the Minimum Applicable Rate on such Auction Date determined by the Auction Agent in consultation with the Administrative Trustees.

(b) If there are Available Preferred Securities with respect to any Auction, the Auction Agent will determine whether Sufficient Clearing Bids have been made in such Auction. "Sufficient Clearing Bids" will have been made if the number of Preferred Securities that are the subject of Submitted Bids by Potential Holders (including Existing Holders who have submitted Bids to purchase additional Preferred Securities and are thus Potential Holders with respect to such Preferred Securities), specifying rates not higher than the Maximum Applicable Rate determined by the Auction Agent in consultation with the Administrative Trustees, equals or exceeds the number of Preferred Securities that are the subject of Submitted Sell Orders (including the number of Preferred Securities subject to Submitted Bids by Existing Holders specifying rates higher than the Maximum Applicable Rate).

(c) If Sufficient Clearing Bids have been made with respect to any Auction, the Auction Agent will determine the lowest rate specified in the Submitted Bids of Existing Holders and Potential Holders (the "Winning Bid Rate") that would result in Existing Holders continuing to hold (pursuant to Submitted Bids) and Potential Holders (including Existing Holders who have placed Bids to purchase additional Preferred Securities) purchasing, at such rate, an aggregate number of Preferred Securities at least equal to the number of Available Preferred Securities. If Sufficient Clearing Bids have been made, the Applicable Rate for the next succeeding Distribution Period will be the Winning Bid Rate.

(d) If Sufficient Clearing Bids have not been made in an Auction (other than because all of the Preferred Securities are the subject of Submitted Hold Orders) and no Event of Default exists, the Applicable Rate for the next succeeding Distribution Period will be equal to the Maximum Applicable Rate on the date of such Auction, and the related Distribution Period will be a 28-day Short-Term Distribution Period regardless of whether the Administrative Trustees have selected a Long-Term Distribution Period or a Short-Term Distribution Period of any other length prior to such Auction. In such event, Existing Holders that have placed Sell Orders for Preferred Securities will not be able to sell all, and may not be able to sell any, Preferred Securities in such Auction.

(e) If Sufficient Clearing Bids have not been made in an Auction (other than because all of the Preferred Securities were the subject of Submitted Hold Orders) or if an Auction has not been held on a scheduled Auction Date (other than because an Event of Default exists or an Extension Period has been elected), the Maximum Applicable Rate with respect to the next succeeding Auction will be the "Special Maximum Applicable Rate," which will be the higher of (i) the Applicable Percentage of the Commercial Paper Rate for a 28-day Short-Term Distribution Period and (ii) 150% of the highest of (a) the Treasury Bill Rate, (b) the Ten-Year Constant Maturity Rate and (c) the Thirty-Year Constant Maturity Rate with respect to such date. The Administrative Trustees may, in their sole discretion, increase the 150% referred to in subclause (ii) above. In the event that the Administrative Trustees determine in good faith that for any reason:

(i) any one of the Treasury Bill Rate, the Ten-Year Constant Maturity Rate or the Thirty-Year Constant Maturity Rate cannot be determined with respect to any date, then the Special Maximum Applicable Rate with respect to such date will be determined on the basis of the higher of whichever two of such rates can be so determined;

(ii) only one of the Treasury Bill Rate, the Ten-Year Constant Maturity Rate and the Thirty-Year Constant Maturity Rate can be determined with respect to any date, then the Special Maximum Applicable Rate with respect to such date will be determined on the basis of whichever such rate can be so determined; or

(iii) none of the Treasury Bill Rate, the Ten-Year Constant Maturity Rate and Thirty-Year Constant Maturity Rate can be determined with respect to any date, then the Special Maximum Applicable Rate will be the rate otherwise determined under the terms of the Preferred Securities.

(f) If either Moody's or S&P or both do not make ratings on the Preferred Securities available, the Administrative Trustees will select one or two nationally recognized statistical rating organizations (as the term is used in the rules and regulations of the Commission under the 1934 Act), as the case may be, to act as a substitute rating agency or substitute rating agencies, and the Administrative Trustees will take all reasonable action to enable such rating agency or rating agencies to make available the equivalent rating or ratings for the Preferred Securities. The Administrative Trustees will take all reasonable action necessary to enable Moody's and S&P to provide a rating for the Preferred Securities. If necessary, the Special Maximum Applicable Rate shall be determined by the Auction Agent in consultation with the Administrative Trustees.

(g) With respect to the Preferred Securities, the Administrative Trustees may from to time, upon delivery of written notice to the Auction Agent and the Clearing Agency, increase the Applicable Percentages used to calculate the Maximum Applicable Rate as follows: the 150% to up to 175%, the 200% to up to 225% and the 250% to up to 275%, with no change to the 300%. The Administrative Trustees have no obligation to designate a higher Applicable Percentage.

Section 10.11 ....Acceptance and Rejection of Orders and Allocation of Preferred
Securities.

(a) With respect to each Auction, Submitted Bids and Submitted Sell Orders will be accepted or rejected by the Auction Agent such that the Existing Holders and Potential Holders of the Preferred Securities will sell, continue to hold and/or purchase the Preferred Securities as described below and in such order of priority. Existing Holders that placed or were deemed to have placed Hold Orders in such Auction will continue to hold Preferred Securities subject to such Hold Orders, subject to the rounding procedures described herein.

(b)      If Sufficient Clearing Bids in any Auction have been made:

(i) each Existing Holder that placed a Submitted Bid specifying a rate higher than the Winning Bid Rate or a Submitted Sell Order will sell the number of Preferred Securities subject to such Submitted Bid or Submitted Sell Order;

(ii) each Existing Holder that placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the number of the Preferred Securities subject to such Submitted Bid;

(iii) each Potential Holder that placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Preferred Securities subject to such Submitted Bid;

(iv) each Existing Holder that placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the number of Preferred Securities subject to such Submitted Bid, unless the number of Preferred Securities subject to all such Submitted Bids placed by Existing Holders is greater than the excess of the number of Preferred Securities over the number of Preferred Securities accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will sell a number of Preferred Securities determined on a pro rata basis based on the number of Preferred Securities subject to all such Submitted Bids by such Existing Holders; and

(v) each Potential Holder that placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any Preferred Securities not accounted for in clause (ii), (iii) or (iv) above on a pro rata basis based on the number of outstanding Preferred Securities subject to all such Submitted Bids by such Potential Holders.

(c) If Sufficient Clearing Bids have not been made in any Auction (other than because all of the Preferred Securities are the subject of Submitted Hold Orders):

(i) each Existing Holder that placed a Submitted Bid specifying a rate equal to or lower than the Maximum Applicable Rate will continue to hold the number of outstanding Preferred Securities subject to such Submitted Bid;

(ii) each Potential Holder that placed a Submitted Bid specifying a rate equal to or lower than the Maximum Applicable Rate will purchase the number of Preferred Securities subject to such Submitted Bid; and

(iii) each Existing Holder that placed a Submitted Sell Order (including a Submitted Bid specifying a rate in excess of the Maximum Applicable
         Rate) will sell a number of Preferred Securities, determined on a pro rata basis, such that the aggregate number of Preferred Securities sold by all such Existing Holders is equal to the number of Preferred Securities to be purchased pursuant to (ii) above.

(d) Notwithstanding Section 10.11(c), if Sufficient Clearing Bids have not been made (other than because all of the Preferred Securities are the subject of Submitted Hold Orders) in an Auction held for the purpose of determining the Distribution Rate for a Long-Term Distribution Period, (i) each Existing Holder will continue to hold its Preferred Securities after such Auction irrespective of any Orders made by such Existing Holders or by Potential Holders, (ii) the next-succeeding Distribution Period will be, notwithstanding any prior notice by the Administrative Trustees, a 28-day Short-Term Distribution Period and (iii) the Distribution Rate for such Short-Term Distribution Period will be the Maximum Applicable Rate as of such Auction Date.

(e) If, in any Auction, as a result of the Auction Procedures described above, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Security on any Auction Date, the Auction Agent will, in such manner as it may determine (in its sole discretion), round up or down the number of the Preferred Securities being sold or purchased by any Existing Holder or Potential Holder on such Auction Date so that the number of the Preferred Securities sold or purchased by each Existing Holder or Potential Holder will be whole Preferred Securities, even if such allocation results in one or more of such Potential Holders not purchasing the Preferred Securities on such Auction Date or one or more Existing Holders selling all the Preferred Securities previously held by them.

Section 10.12 ....Notification of Results.

(a) On the Auction Date for each Auction the Auction Agent will advise each Broker-Dealer with respect to any Bid or Sell Order submitted on behalf of a Bidder whether any such Order was accepted or rejected in whole or in part and the Distribution Rate for the next Distribution Period by telephone by approximately 3:00 p.m., New York City time, on such Auction Date.

(b) The Broker-Dealer Agreements will provide that if any Broker-Dealer submitted a Bid or Sell Order on behalf of a Bidder in any Auction, such Broker-Dealer will (i) advise such Bidder as soon as practicable whether such Bid or Sell Order was accepted or rejected, (ii) advise each such Bidder that will hold the Preferred Securities following such Auction of the duration of and the Distribution Rate for the next Distribution Period and (iii) advise each such Bidder purchasing or selling shares to give instructions to such Broker-Dealer (or its Agent Member) to pay the purchase price (in same-day funds) against delivery of such Preferred Securities by book entry ("Delivery") or to effect Delivery of such Preferred Securities against payment therefor, as may be appropriate. If any Broker-Dealer submitted a Hold Order on behalf of an Existing Holder in any Auction, such Broker-Dealer will also advise such Existing Holder of the duration of and the Distribution Rate for the next Distribution Period. The Auction Agent will record each transfer of the Preferred Securities on the registry of Existing Holders to be maintained by the Registrar and Transfer Agent.

(c) Based on the results of each Auction, the Auction Agent will determine the aggregate number of Preferred Securities to be purchased and the aggregate number of Preferred Securities to be sold by Potential Holders and Existing Holders on whose behalf any Broker-Dealer placed Orders.

(d) If any Existing Holder selling Preferred Securities in any Auction fails to instruct its Agent Member to effect Delivery of the Preferred Securities, a Broker-Dealer may Deliver to a person who was to have purchased Preferred Securities in such Auction a number of Preferred Securities, that is less than the number of Preferred Securities that otherwise was to be purchased by such person. In that event, the number of Preferred Securities to be so Delivered will be determined by such Broker-Dealer. Neither the Company, the Trust nor the Auction Agent will have any responsibility or liability with respect to the failure of a Potential Holder, an Existing Holder or any Broker-Dealer or Agent Member to effect Delivery of the Preferred Securities or to pay for the Preferred Securities purchased or sold pursuant to an Auction or otherwise.

                                  Article XI ..

                            Miscellaneous Provisions

Section 11.01 ....Guarantee by the Depositor. Subject to the terms and conditions hereof, the Depositor irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Preferred Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This guarantee is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

Section 11.02 ....Limitation of Rights of Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in and for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 11.03 ....Amendment.

(a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement; provided, however, that any such amendment shall not adversely affect in any material respect the interests of any Securityholder or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes at any time that any Trust Securities are outstanding; provided, however, that, except in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder and, in the case of clause (i), any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

(b) Except as provided in Section 11.03(c) hereof, any provision in this Trust Agreement may be amended by the Trust or the Trustees with (i) the consent of Trust Securityholders representing not less than 66-2/3% (based upon Liquidation Amounts) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act of 1940, as amended.

(c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date, or (iii) change the consent required pursuant to Section 11.03.

(d) Notwithstanding any other provisions of this Trust Agreement, the Trustees shall not enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act of 1940, as amended, afforded by Rule 3a-5 thereunder.

(e) Without the consent of the Depositor or the Auction Agent, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or the Auction Agent. In executing any amendment permitted by this Trust Agreement, the Trustees shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. Any Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, immunities or liabilities under this Trust Agreement or otherwise.

(f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

Section 11.04 ....Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.05 ....Governing Law. THIS TRUST AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE; PROVIDED THAT THE IMMUNITIES AND STANDARD OF CARE OF THE PROPERTY TRUSTEE SHALL BE GOVERNED BY NEW YORK LAW.

Section 11.06 ....Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to both the Trust and the Trustees, including any successor by operation of law.

Section 11.07 ....Headings. The Article and Section headings are for convenience only  and  shall  not  affect  the  construction  of  this  Trust
     Agreement.

Section 11.08 ....Notice and Demand. Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed,
(i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address appear on the Securities Register and
(ii) in the case of the Common Securityholder or the Depositor, to Alabama Power Company, 600 North 18th Street, Birmingham, Alabama 35291, Attention: Treasurer, Facsimile No. (205) 257-2445, with a copy to Southern Company Services, Inc., 270 Peachtree Street, NW, Suite 2000, Atlanta, Georgia 30303, Attention:
Corporate Finance Department, Facsimile No. (404) 506-0674. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

                  Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust or the Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee and the Delaware Trustee, The Chase Manhattan Bank, 450 West 33rd Street, New York, New York, 10001, Attention: Corporate Trustee Administration Department; Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Department, as the case may be; and (ii) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked Attention: Administrative Trustees of Alabama Power Capital Trust III c/o Treasurer. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the applicable Trustee.

Section 11.09 ....Agreement Not to Petition. Each of the Trustees and the
Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy
Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 11.09, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section
11.09 shall survive the termination of this Trust Agreement.

Section 11.10 ....Conflict with Trust Indenture Act.

(a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trustee Agreement and shall, to the extent applicable, be governed by such provisions.

(b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

(c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

(d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED INDENTURE AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                  IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement or have caused this Trust Agreement to be executed on their behalf, all as of the day and year first above written.

                  ALABAMA POWER COMPANY,
                  as Depositor


                   By:______________________________________________________
                   William B. Hutchins, III
                   Title: Executive Vice President, Chief
                          Financial Officer and Treasurer


                    THE CHASE MANHATTAN BANK,
                       as Property Trustee


                    By:______________________________________________________
                          R. Lorenzen
                          Title: Assistant Vice President


                    CHASE MANHATTAN BANK DELAWARE,
                       as Delaware Trustee


                    By:______________________________________________________
                          Name:
                          Title:

                                 William E. Zales, Jr.,
                                as Administrative Trustee

                                 J. Randy DeRieux,
                                      as Administrative Trustee

                                    EXHIBIT A



                            [INTENTIONALLY RESERVED]

                                    EXHIBIT B

                            [INTENTIONALLY RESERVED]

                                    EXHIBIT C


                      THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number C-                             Number of Common Securities

                          Certificate Evidencing Common Securities
                                       of
                         Alabama Power Capital Trust III

                                Common Securities
                (liquidation amount $50,000 per Common Security)

                  Alabama Power Capital Trust III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Alabama Power Company (the "Holder") is the registered owner of _____________ (_______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the Common Securities (liquidation amount $50,000 per Common Security) (the "Common Securities"). In accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable, except by operation of law, and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of February 1, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this ____ day of ______, ____.

               Alabama Power Capital Trust II


               By:______________________________________________________
                    William E. Zales, Jr.,
                     as Administrative Trustee


               By:______________________________________________________
                    J. Randy DeRieux,
                    as Administrative Trustee


           CERTIFICATE OF AUTHENTICATION

This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

                                               as Administrative Trustee

                                    EXHIBIT D

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

              THIS AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") is made as of February 1, 1999, between Alabama Power Company, an Alabama corporation (the "Company"), and Alabama Power Capital Trust III, a Delaware business trust (the "Trust").

              WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to and receive Junior Subordinated Notes from the Company and to issue and sell Alabama Power Capital Trust III Capital Auction Preferred Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of February 1, 1999, as the same may be amended from time to time (the "Trust Agreement"); and

              WHEREAS, the Company is the issuer of the Junior Subordinated
Notes.

              NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and the Trust hereby agree as follows:

                                    ARTICLE I

                  Section 1.01. Guarantee by the Company. Subject to the terms and conditions hereof, the Company hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  Section 1.02. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by the Company and The Chase Manhattan Bank, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

                  Section 1.03. Waiver of Notice. The Company hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 1.04. No Impairment. The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                           (a) the extension of time for the payment by the
                  Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                           (b) any failure, omission, delay or lack of diligence
                  on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                           (c) the voluntary or involuntary liquidation,
                  dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

                  Section 1.05. Enforcement. A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                                   ARTICLE II

Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

Section 2.02. Amendment. So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

Section 2.03. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to wit:

                           Alabama Power Capital Trust III
                           c/o The Chase Manhattan Bank
                           450 West 33rd Street
                           New York, New York 10001
                           Facsimile No.: (212) 946-8159
                           Attention:       Corporate Trustee
                            Administration Department

                           Alabama Power Company
                           600 North 18th Street
                           Birmingham, Alabama 35291
                           Facsimile No.: (205) 257-2445
                           Attention:       Treasurer

                  Section 2.04. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA.

THIS AGREEMENT is executed as of the date and year first above written.

                              ALABAMA POWER COMPANY


                By: _____________________________________________________
                William B. Hutchins, III
                Executive Vice President, Chief
                Financial Officer and Treasurer


                ALABAMA POWER CAPITAL TRUST III


               By:______________________________________________________
                J. Randy DeRieux, as
                Administrative Trustee

1
                                    EXHIBIT E

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Alabama Power Capital Trust III or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

Certificate Number                      Number of Preferred Securities



      P-_                                        CUSIP NO. _______

                   Certificate Evidencing Preferred Securities

                                       of

                         Alabama Power Capital Trust III

                      Capital Auction Preferred Securities
               (Liquidation amount $50,000 per Preferred Security)

                  Alabama Power Capital Trust III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _____ (_______) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the Alabama Power Capital Trust III Capital Auction Preferred Securities (liquidation amount $50,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of February 1, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by Alabama Power Company, an Alabama corporation (the "Company"), pursuant to a Guarantee Agreement between the Company and The Chase Manhattan Bank, as guarantee trustee, dated as of February 1, 1999, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this ____ day of _______, ____.

             ALABAMA POWER CAPITAL TRUST III


   By:______________________________________________________
        William E. Zales, Jr.,
        as Administrative Trustee


   By:______________________________________________________
        J. Randy DeRieux,
        as Administrative Trustee

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

                                            as Administrative Trustee

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:



(Insert assignee's social security or tax identification number)



(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:    _________

Signature:________

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)